UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FIESTA RESTAURANT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1, 2014.
FIESTA RESTAURANT GROUP, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 6, 2014
Date: May 1, 2014 Time: 8:00 AM, CDT
Location: Pollo Tropical
FIESTA RESTAURANT GROUP, INC. ATTN: LYNN S. SCHWEINFURTH, VP/CFO 14800 LANDMARK BOULEVARD, SUITE 500 ADDISON, TX 75254	5290 Belt Line Road Addison, Texas 75254

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 10-K WRAP

How to View Online:
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— How To Vote — Please Choose One of the Following Voting Methods

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Voting Items

The Annual Meeting of Stockholders will be held on Thursday, May 1, 2014 at 8:00 AM, CDT at Pollo Tropical 5290 Belt Line Road, Addison, Texas 75254 for the following purpose’s:

The Board of Directors recommends you vote FOR items 1 and 2:

1.	To elect as Class II Directors of Fiesta Restaurant Group, Inc., the nominees below:

Nominees:

	01)	Barry J. Alperin

	02)	Stephen P. Elker

	03)	Brian P. Friedman

2.	To adopt, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”.

The Board of Directors recommends you vote 1 YEAR for item 3:

3.	To select, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company’s Named Executive Officers.

The Board of Directors recommends you vote FOR item 4:

4.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Fiesta Restaurant Group, Inc. for the 2014 fiscal year.

5.	In their discretion, upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted FOR items 1, 2 and 4 and for 1 year for item 3. If any other matters properly come before the meeting, the stockholder(s) named in this proxy will vote in their discretion.

These items of business are more fully described in the Proxy Statement. Only stockholders of record on March 6, 2014 may vote at the meeting or any adjournment thereof. To vote by Internet, go to www.proxyvote.com.